UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 4, 2005 (October 26, 2005)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1 CONSENT OF KPMG LLP
EX-99.1 INDEPENDENT AUDITORS' REPORT AND COMBINED STATEMENTS OF REVENUE IN EXCESS OF CERTAIN EXPENSES
EX-99.2 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Explanatory Note: On November 1, 2005, Windrose Medical Properties Trust (the “Company”) filed a Current Report on Form 8-K (the “Prior Form 8-K”) and disclosed its entry into purchase agreements to acquire 22 medical office properties. The Company disclosed under Item 9.01(a) and Item 9.01(b) of the Prior Form 8-K that it would file by amendment the audited financial statements and the unaudited pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K. The Company is filing this Current Report on Form 8-K/A to provide this information. In addition, pursuant to the requirements of the Securities Act of 1933, as amended, the Company is filing with this Current Report on Form 8-K/A the audited financial statements and the unaudited pro forma financial information required by Rule 3-14 of Regulation S-X and Article 11 of Regulation S-X with respect to the properties referred to in Item 1.01 below.
Item 1.01. Entry into a Material Definitive Agreement.
     The information provided under Item 1.01 of the Prior Form 8-K is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
     The information provided under Item 7.01 and furnished as Exhibit 99.1 to the Prior Form 8-K is incorporated by reference herein and shall not be deemed to be “filed” for purposes of Section 18A of the Exchange Act or otherwise subject to the liabilities of that section.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Attached as Exhibit 99.1 to this Current Report on Form 8-K/A are the Independent Auditors’ Report and the Combined Statements of Revenue in Excess of Certain Expenses for the six months ended June 30, 2005 (unaudited) and for the year ended December 31, 2004  for 22 acquired medical office properties.
     (b) Pro Forma Financial Information.
     Attached as Exhibit 99.2 to this Current Report on Form 8-K/A are the following Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company:
•	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005;

•	Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2005;

•	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004; and

•	Notes to the Pro Forma Condensed Consolidated Financial Statements.
     The unaudited pro forma financial information reflects the Company’s acquisition of the 22 office properties.
     (c) Exhibits.
23.1	- Consent of KPMG LLP

99.1
- Independent Auditors’ Report and Combined Statements of Revenue in Excess of Certain Expenses for the six months ended June 30, 2005 (unaudited) and for the year ended December 31, 2004  for the 22 acquired medical office properties

99.2	- Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST (Registrant)
Date: November 4, 2005	By:	/s/ Frederick L. Farrar
Frederick L. Farrar
President, Chief Operating Officer and Treasurer

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EXHIBIT INDEX

Exhibit
Number		Description of Exhibit
23.1	-	Consent of KPMG LLP

99.1	-	Independent Auditors’ Report and Combined Statements of Revenue in Excess of Certain Expenses for the six months ended June 30, 2005 (unaudited) and for the year ended December 31, 2004 for the 22 acquired properties

99.2	-	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company